Exhibit (a) (iii) under Form N-1A
                                            Exhibit 3(i) under item 601/Reg. S-K



                         MONEY MARKET OBLIGATIONS TRUST

                                Amendment No. 20
                                     to the
                               Amended & Restated
                              DECLARATION OF TRUST

                              Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

     Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                          Alabama Municipal Cash Trust

                          Arizona Municipal Cash Trust
                          Institutional Service Shares

                         Automated Cash Management Trust
                                 Cash II Shares
                          Institutional Service Shares

                       Automated Government Cash Reserves

                        Automated Government Money Trust

                        Automated Treasury Cash Reserves

                         California Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares

                        Connecticut Municipal Cash Trust
                          Institutional Service Shares

                             Federated Master Trust

                   Federated Short-Term U.S. Government Trust

                            Federated Tax-Free Trust

                          Florida Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares

                          Georgia Municipal Cash Trust

                           Government Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                                  Trust Shares

                     Government Obligations Tax Managed Fund
                              Institutional Shares
                          Institutional Service Shares

                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                                 Class B Shares

                                Liquid Cash Trust

                          Maryland Municipal Cash Trust

                       Massachusetts Municipal Cash Trust
                                Galaxy BKB Shares
                          Institutional Service Shares

                          Michigan Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                                 Cash II Shares

                         Minnesota Municipal Cash Trust
                               Cash Series Shares
                              Institutional Shares

                             Money Market Management

                               Money Market Trust

                           Municipal Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                         New Jersey Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

                          New York Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares

                       North Carolina Municipal Cash Trust


                            Ohio Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                              Institutional Shares

                        Pennsylvania Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares

                           Prime Cash Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                        Prime Management Obligations Fund
                              Institutional Shares

                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                                  Trust Shares

                          Prime Value Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares

                           Tax-Free Instruments Trust
                          Institutional Service Shares
                                Investment Shares

                            Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                                  Trust Shares

                            Treasury Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                          Institutional Capital Shares
                                  Trust Shares

                       Trust for Government Cash Reserves

                 Trust for Short-Term U.S. Government Securities

                       Trust for U.S. Treasury Obligations

                           U.S. Treasury Cash Reserves
                          Institutional Service Shares
                              Institutional Shares


                          Virginia Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares

     The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of February, 2003.

     WITNESS the due execution hereof this 13th day of February, 2003.


                        /s/ J. Christopher Donahue
                        J. Christopher Donahue
                        Executive Vice President